UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 5, 2024

Pearl Diver Credit Company Inc.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	811-23912	99-3901483
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

747 Third Avenue

Suite 3603

New York, NY 10017

(Address of principal executive offices)

(877) 736-6777

(Registrant’s Telephone No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Pearl Diver Credit Company Inc. (the “Registrant”) has declared three separate monthly regular distributions of $0.22 per share on its common stock, payable on each of August 30, 2024, September 30, 2024 and October 30, 2024 to stockholders of record on August 16, 2024, September 16, 2024 and October 16, 2024, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated August 5, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PEARL DIVER CREDIT COMPANY INC.

Dated: August 5, 2024	By:	/s/ Indranil Basu
Indranil Basu
Chief Executive Officer